UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report: July 21, 2025 (Date of earliest event reported: July 18, 2025)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-40840	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On July 18, 2025 Roller Bearing Company of America, Inc. (“RBCA”), a subsidiary of RBC Bearings Incorporated, drew down $200.0 million on its $500.0 million revolving credit facility with Wells Fargo Bank, National Association, and the other members of the lender group (the “Revolver”), and used the money to pay a portion of the purchase price to acquire VACCO Industries. See Item 8.01 “Other Events” below.

Following this borrowing, there was $296.3 million of undrawn capacity under the Revolver. All borrowings under the Revolver are due upon the expiration of the Revolver in November 2026, but may be repaid at any time prior to such expiration. For information about the Revolver, see Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity—Domestic Credit Facility” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 16, 2025.

Item 8.01 Other Events.

On July 18, 2025 RBCA completed the previously-announced acquisition of VACCO Industries from ESCO Technologies Inc. for $275.0 million in cash, subject to certain post-closing adjustments. The purchase price was paid with borrowing under the Revolver (see Item 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” above) and cash on hand.

VACCO, located in South El Monte, California, manufactures valves, manifolds, regulators, filters, and other precision components and subsystems for space and naval defense applications.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 21, 2025

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
John J. Feeney
Vice President, General Counsel and Secretary

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